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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2004

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       New Jersey                                         13-3152196
-------------------------------                   ----------------------------
(State or other jurisdiction                          (I.R.S. Employer
 of incorporation)                                  Identification Number)

                                    0-17038
                            (Commission File Number)


   4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

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Item 9.  Regulation FD Disclosure

On May 11, 2004, Concord Camera Corp. ("Concord") issued a press release announcing the acquisition of 100% of the outstanding stock of Jenimage Europe GmbH by Concord Camera GmbH, a wholly-owned subsidiary of Concord, from 4MBO International Electronic AG. A copy of the press release is attached hereto as
Exhibit 99.1.

Concord issued another press release on the same day, announcing the departure of Brian F. King, Concord's Senior Executive Vice President, effective as of July 1, 2004. A copy of the press release is attached hereto as Exhibit 99.2.

Item 12.  Results of Operations and Financial Condition

On May 11, 2004, Concord issued another press release which included a summary of its estimated financial results for the quarter and nine months ended March 27, 2004 and the postponement of its investor conference call. A copy of the press release is attached hereto as Exhibit 99.3.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CONCORD CAMERA CORP.


Date:  May 11, 2004                         By:    /s/ Richard M. Finkbeiner
                                                -------------------------------
                                                Richard M. Finkbeiner
                                                Senior Vice President and
                                                    Chief Financial Officer


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